Rule 497(e)
                                                        Registration No. 2-82143

                           FUNDAMENTAL FAMILY OF FUNDS
                           (collectively, the "Funds")
                          Fundamental Fixed Income Fund
               (Fundamental U.S. Government Strategic Income Fund)
                       (High-Yield Municipal Bond Series)
                         (Tax-Free Money Market Series)
                            The California Muni Fund
                             Fundamental Funds, Inc.
                              (New York Muni Fund)

                  Supplement Dated June 1, 1998 to Each Fund's
                          Prospectus Dated May 1, 1998


                  The following information supplements and supersedes any contrary information contained in each Fund's Prospectus.

                  The Board of Directors of Fundamental Funds, Inc. and the Boards of Trustees of The California Muni Fund and Fundamental Fixed Income Fund (collectively, the "Boards") did not approve the continuance of the Funds' management agreements in effect with Fundamental Portfolio Advisors, Inc. ("FPA") and, with respect to Fundamental Fixed Income Fund, the distribution agreements in effect with Fundamental Service Corporation ("FSC"). Consequently, these agreements expired on May 31, 1998.

                  On May 30, 1998, at a special joint meeting of the Boards, the Boards did, however, approve Tocqueville Asset Management L.P. ("Tocqueville") as manager for the Funds on an interim basis, effective June 1, 1998, pending approval by shareholders of the Funds of permanent investment management arrangements. The Funds' assets are being managed by Mr. Drew Rankin of Tocqueville, who is a senior investment manager with approximately 17 years of experience in municipal bond portfolios. Tocqueville will manage the Funds' assets at the same fee rates that were paid to FPA.


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                  In  connection  with the retention of  Tocqueville  as interim manager, the Boards also appointed Tocqueville Securities L.P. ("Tocqueville Securities"), an affiliate of Tocqueville, as distributor for three of the Funds (Fundamental U.S. Government Strategic Income Fund, High-Yield Municipal Bond Series, and Tax-Free Money Market Series), thereby replacing FSC. Tocqueville has agreed that, for a period of two years commencing June 1, 1998, it will not effect portfolio transactions on behalf of the Funds through any affiliated broker-dealers, including Tocqueville Securities.

                  The Boards also approved the continuation of the Funds' plans of distribution under Rule 12b-1 of the Investment Company Act of 1940, as amended ("12b-1 Plans"). The Boards directed, however, that no payments be made by the Funds under the 12b-1 Plans at the present time.

                  The Boards approved amendments to the By-laws of The California Muni Fund and Fundamental Fixed Income Fund to permit a person other than a trustee to hold the position as President of The California Muni Fund and Fundamental Fixed Income Fund. In conjunction with these amendments to the By-laws, the Boards removed Mr. Vincent J. Malanga as President of the Funds. It is expected that Tocqueville will recommend a candidate to the Boards to be elected and to serve as President of the Funds.

                  The Boards elected Mr. Joe Neuberger as Secretary of the Funds. Mr. Neuberger serves as Vice President and Manager of Fund Administration and Compliance Services at Firstar Trust Company, which serves as Administrator, Transfer Agent, and Custodian for the Funds.

                  On May 27, 1998, in the United States District Court for the Southern District of New York, the Funds and Mr. James C. Armstrong sought and received a temporary


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restraining  order preventing FPA, Mr. Vincent J. Malanga,  Mr. Lance M. Brofman
and others from holding a special meeting of shareholders scheduled to be held on May 29, 1998 seeking to replace the current Board Members. The Court has scheduled a hearing for June 8, 1998 to determine why a preliminary injunction should not be granted.